Exhibit 24.1


                  DIRECTORS AND OFFICERS OF AMERICAN ECO CORPORATION
                          REGISTRATION STATEMENT ON FORM S-8
                                  POWER OF ATTORNEY


                    The undersigned directors and officers of American Eco Corporation, an Ontario, Canada corporation (the "Company"), do hereby make, constitute and appoint Michael E. McGinnis and David
          L. Norris, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact of each of the undersigned, to execute and file, under the Securities Act of 1933, as amended, the Company's Registration Statement on Form S-8 and all amendments and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers.

                    This action may be executed in any number of counterparts.

                    IN WITNESS WHEREOF, the undersigned have executed these presents as of the 7th day of May, 1997.


          /s/ Michael E. McGinnis                /s/ Barry Cracower
          ------------------------               ------------------------
          Michael E. McGinnis,                   Barry Cracower, Director
          President, Chief Executive
          Officer and Director


          /s/ John C. Pennie                     /s/ William Dimma
          --------------------------             -------------------------
          John C. Pennie,                        William Dimma, Director
          Vice Chairman


          /s/ David L. Norris                    /s/ Francis Sorg
          -----------------------                -------------------------
          David L. Norris,                       Francis Sorg, Director
          Chief Financial Officer

                                                 /s/ Donald Getty
                                                 -------------------------
                                                 Donald Getty, Director